Lease Commitments	12 Months Ended
Dec. 29, 2013
Lease Commitments

(10) Lease Commitments

The future minimum lease payments related to the Company’s non-cancelable operating lease commitments as of December 29, 2013 are as follows:

For the years ending the Sunday closest to December 31:
2014	$4,320
2015	3,594
2016	3,277
2017	3,205
2018	2,299
Thereafter	1,895

Total minimum lease payments	$18,590

Rental expense under operating leases for the Successor Company for the two months ended December 29, 2013, the Predecessor Company for the ten months ended November 6, 2013 and for the years ended December 30, 2012 and January 1, 2012 was $1,121, $4,685, $5,009 and $5,382, respectively.

In addition to minimum lease payments, certain leases require payment of the excess of various percentages of gross revenue or net operating income over the minimum rental payments. The leases generally require the payment of taxes assessed against the leased property and the cost of insurance and maintenance. The majority of lease terms range from 1 to 10 years, and typically, the leases contain renewal options. Certain leases include minimum scheduled increases in rental payments at various times during the term of the lease. These scheduled rent increases are recognized on a straight-line basis over the term of the lease, resulting in an accrual, which is included in accrued expenses, for the amount by which the cumulative straight-line rent exceeds the contractual cash rent.